===============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 JUST FOR FEET
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                  [LETTERHEAD OF JUST FOR FEET APPEARS HERE]


                                  May 27, 1998



Dear Shareholder:

     Due to circumstances beyond our control, the Annual Meeting of Shareholders of your Company, originally scheduled for Friday, May 29, 1998, has been rescheduled for Friday, June 26, 1998 at 4:00 p.m., at the Wynfrey Hotel, 1000 Riverchase Galleria, Birmingham, Alabama.

     The rescheduling is due solely to the Company's transfer agent furnishing to the Company an inaccurate list of shareholders of record which resulted in certain shareholders not receiving timely notice of the meeting.

     A new Notice of the Rescheduled Annual Meeting and a Proxy Statement Supplement appear on the following pages. Other than the matters discussed in the attached Proxy Statement Supplement, the original proxy statement provided to you accurately describes the matters to be acted upon at the Annual Meeting.

     We now enclose a new blue proxy card and return envelope for your use. YOU MUST COMPLETE THE NEW BLUE PROXY CARD IN ORDER FOR YOUR VOTE TO BE COUNTED, EVEN IF YOU HAVE ALREADY VOTED. Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted.

     We appreciate your immediate action in this important matter.


                                    Sincerely,


                                    /s/ Harold Ruttenberg
                                    Harold Ruttenberg
                                    Chairman of the Board, President
                                    and Chief Executive Officer

                              JUST FOR FEET, INC.
                            7400 Cahaba Valley Road
                           Birmingham, Alabama  35242

                          NOTICE OF RESCHEDULED ANNUAL
                            MEETING OF SHAREHOLDERS

                            To Be Held June 26, 1998

             To the Holders of Common Stock of JUST FOR FEET, INC.:

    Notice is hereby given that the Rescheduled Annual Meeting of Shareholders of Just For Feet, Inc., an Alabama corporation (the "Company"), will be held at the Wynfrey Hotel, 1000 Riverchase Galleria, Birmingham, Alabama, on Friday, June 26, 1998 at 4:00 p.m. for the following purposes:

1. To ratify (i) the adoption of an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of stock from 25,002,667 shares to 75,000,000 shares, consisting of 70,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, and eliminating the authorized Series A Preferred Stock (the "Charter Amendment") and (ii) the issuance of shares of Common Stock in excess of the number authorized prior to giving effect to the Charter Amendment;

2. To consider a proposal to change the Company's state of incorporation from Alabama to Delaware through the merger of the Company into a wholly owned Delaware subsidiary of the Company (the "Reincorporation Merger");

3. To elect six (6) directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified; and

4. To conduct such other business as may properly come before the meeting or any adjournment, postponement or rescheduling thereof.

    Only shareholders of record as of the close of business on April 17, 1998 will be entitled to notice of and to vote at the meeting or any adjournment, postponement or rescheduling thereof.

    Holders of the Company's Common Stock have the right to dissent from the Reincorporation Merger and, if the Reincorporation Merger is consummated, to receive "fair value" for their shares in cash by complying with the provisions of Alabama law, including Sections 10-2B-13.02, -13.03, -13.21, -13.23, -13.24,
-13.28 and -13.30 of the Alabama Business Corporation Act. The text of Article 13 of the Alabama Business Corporation Act relating to the rights of shareholders to dissent from the Reincorporation Merger is attached to the Proxy Statement and is also attached to this Notice of Rescheduled Annual Meeting as Exhibit A.

                               By Order of the Board of Directors


                               /s/ Scott C. Wynne
                               Scott C. Wynne
                               Secretary
Birmingham, Alabama
May 27, 1998

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED BLUE PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                              JUST FOR FEET, INC.

                   RESCHEDULED ANNUAL MEETING OF SHAREHOLDERS
                                 June 26, 1998

                 ----------------------------------------------
                         SUPPLEMENT TO PROXY STATEMENT
                 ----------------------------------------------


    This document supplements the proxy statement originally mailed to shareholders on or about April 24, 1998, in connection with the solicitation of proxies on behalf of the Board of Directors of Just For Feet, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company. Except as provided in this Supplement, the original proxy statement accurately describes the matters to be acted upon at the Annual Meeting. The proxy statement provided that the Annual Meeting was to be held on Friday, May 29, 1998. As a result of the Company's transfer agent's furnishing the Company an incomplete list of shareholders, and in order to give all shareholders an ample opportunity to vote their shares, the Annual Meeting has been rescheduled for Friday, June 26, 1998 at 4:00 p.m., at the Wynfrey Hotel, 1000 Riverchase Galleria, Birmingham, Alabama.

    Enclosed with this Supplement is a new blue proxy card reflecting the date of the rescheduled meeting and the location change, as well as a return envelope for your use. SHAREHOLDERS MUST COMPLETE THE NEW BLUE PROXY CARD IN ORDER FOR THEIR VOTES TO BE COUNTED, EVEN IF THEY HAVE ALREADY VOTED. Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice of his election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy for the same shares bearing a later date.

    Only shareholders of record at the close of business on April 17, 1998 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of April 17, 1998, the Company had outstanding 30,090,947 shares of Common Stock. Each share of Common Stock issued and outstanding on such record date is entitled to one vote.

    This Supplement is first being mailed to shareholders on or about May 27, 1998.

                                   EXHIBIT A


                       EXCERPTS FROM THE ALABAMA BUSINESS
                 CORPORATION ACT RELATING TO DISSENTERS' RIGHTS

SEC. 10-2B-13.01. DEFINITIONS.

    (1) "Corporate action" means the filing of articles of merger or share exchange by the probate judge or Secretary of State, or other action giving legal effect to a transaction that is the subject of dissenters' rights.

    (2) "Corporation" means the issuer of shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

    (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 10-2B-13.02 and who exercises that right when and in the manner required by Sections 10-2B-13.20 through 10-2B-13.28.

    (4) "Fair Value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

    (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all circumstances.

    (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

    (7) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

    (8) "Shareholder" means the record shareholder or the beneficial shareholder. (Acts 1994, No. 94-245, p. 343 Sec. 1.)

SEC. 10-2B-13.02. RIGHT TO DISSENT.

    (a) A shareholder is entitled to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

         (1) Consummation of a plan of merger to which the corporation is a party (i) if shareholder approval is required for the merger by Section 10-2B-
11.03 or the articles of incorporation and the shareholder is entitled to vote on the merger or (ii) if the corporation is a subsidiary that is merged with its parent under Section 10-2B-11.04;

         (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

         (3) Consummation of a sale or exchange by all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

         (4) To the extent that the articles of incorporation of the corporation so provide, an amendment of the articles of incorporation that materially and adversely affects rights in respect to a dissenter's shares because it:

              (i) Alters or abolishes a preferential right of the shares;

              (ii) Creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

              (iii) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

              (iv) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

              (v) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under Section 10-2B-6.04; or

         (5) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

    (b) A shareholder entitled to dissent and obtain payment for shares under this chapter may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation. (Acts 1994, No. 94-245, p. 343 Sec. 1.)

SEC. 10-2B-13.03. DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

    (a) A record shareholder may assert dissenters' rights as to fewer than all of the shares registered in his or her name only if he or she dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he or she asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares to which he or she dissents and his or her other shares were registered in the names of different shareholders.

    (b) A beneficial shareholder may assert dissenters' rights as to shares held on his or her behalf only if:

         (1) He or she submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

         (2) He or she does so with respect to all shares of which he or she is the beneficial shareholder or over which he or she has power to direct the vote. (Acts 1994, No. 94-245, p. 343 Sec. 1.)

SEC. 10-2B-13.20. NOTICE OF DISSENTERS' RIGHTS.

    (a) If proposed corporate action creating dissenters' rights under Section 10-2B-13.02 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

    (b) If corporate action creating dissenters' rights under Section 10-2B-
13.02 is taken without a vote
of shareholders, the corporation shall (1) notify in writing all shareholders entitled to assert dissenters' rights that the action was taken; and (2) send them the dissenters' notice described in Section 10-2B-13.22. (Acts 1994, No. 94-245, p. 343 Sec. 1.)

SEC. 10-2B-13.21. NOTICE OF INTENT TO DEMAND PAYMENT.

    (a) If proposed corporate action creating dissenters' rights under Section 10-2B-13.02 is submitted to a vote at a shareholder's meeting, a shareholder who wishes to assert dissenters' rights (1) must deliver to the corporation before the vote is taken written notice of his or her intent to demand payment or his or her shares if the proposed action is effectuated; and (2) must not vote his or her shares in favor of the proposed action.

    (b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment for his or her shares under this article. (Acts 1994, No. 94-245, p. 343 Sec. 1.)

SEC. 10-2B-13.22. DISSENTERS' NOTICE.

    (a) If proposed corporate action creating dissenters' rights under Section 10-2B-13.02 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of Section 10-2B-13.21.

    (b) The dissenters' notice must be sent no later than 10 days after the corporate action was taken, and must:

         (1) State where the payment demand must be sent;

         (2) Inform holders of shares to what extent transfer of the shares will be restricted after the payment demand is received;

         (3) Supply a form for demanding payment;

         (4) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the subsection (a) notice is delivered; and

         (5) Be accompanied by a copy of this article. (Acts 1994, No. 94-245, p. 343 Sec. 1.)

SEC. 10.2B.13.23. DUTY TO DEMAND PAYMENT.

    (a) A shareholder sent a dissenters' notice described in Section 10.2B-13.22 must demand payment in accordance with the terms of the dissenters' notice.

    (b) The shareholder who demands payment retains all other rights of a shareholder until those rights are canceled or modified by the taking of the proposed corporate action.

    (c) A shareholder who does not demand payment by the date set in the dissenters' notice is not entitled to payment for his or her shares under this article.

    (d) A shareholder who demands payment under subsection (a) may not thereafter withdraw that demand and accept the terms offered under the proposed corporate action unless the corporation shall consent thereto. (Acts 1994, No. 94-245, p. 343 Sec. 1.)

SEC. 10-2B-13.24. SHARE RESTRICTIONS.

    (a) Within 20 days after making a formal payment demand, each shareholder demanding payment shall submit the certificate or certificates representing his or her shares to the corporation for (1) notation thereon by the corporation that such demand has been made and (2) return to the shareholder by the corporation.

    (b) The failure to submit his or her shares for notation shall, at the option of the corporation, terminate the shareholders' rights under this article unless a court of competent jurisdiction, for good and sufficient cause, shall otherwise direct.

    (c) If shares represented by a certificate on which notation has been made shall be transferred, each new certificate issued therefor shall bear similar notation, together with the name of the original dissenting holder of such shares.

    (d) A transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof. (Acts 1994, No. 94-245, p. 343 Sec. 1.)

SEC. 10-2B-13.25. OFFER OF PAYMENT.

    (a) As soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall offer to pay each dissenter who complied with Section 10-2B-13.23 the amount the corporation estimates to be the fair value of his or her shares, plus accrued interest.

    (b) The offer of payment must be accompanied by:

         (1) The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of the offer, an income statement for that year, and the latest available interim financial statements, if any;

         (2) A statement of the corporation's estimate of the fair value of the shares;

         (3) An explanation of how the interest was calculated;

         (4) A statement of the dissenter's right to demand payment under
Section 10-2B-13.28; and

         (5) A copy of this article.

    (c) Each dissenter who agrees to accept the corporation's offer of payment in full satisfaction of his or her demand must surrender to the corporation the certificate or certificates representing his or her shares in accordance with terms of the dissenters' notice. Upon receiving the certificate or certificates, the corporation shall pay each dissenter the fair value of his or her shares, plus accrued interest, as provided in subsection (a). Upon receiving payment, a the corporation shall pay each dissenter the fair value of his or her shares, plus accrued interest, as provided in subsection (a). Upon receiving payment, a dissenting shareholder ceases to have any interest in the shares. (Acts 1994, No. 94-245, p. 343 Sec. 1.)

SEC. 10-2B-13.26. FAILURE TO TAKE CORPORATE ACTION.

    (a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment, the corporation shall release the transfer restrictions imposed on shares.

    (b) If, after releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under Section 10-2B-13.22 and repeat the payment demand procedure. (Acts 1994, No. 94-245, p. 343 Sec. 1.)

SEC. 10-2B-13.27. RESERVED.

SEC. 10-2B-13.28. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH OFFER OF PAYMENT.

    (a) A dissenter may notify the corporation in writing of his or her own estimate of the fair value of his or her shares and amount of interest due, and demand payment of his or her estimate, or reject the corporation's offer under Section 10-2B-13.25 and demand payment of the fair value of his or her shares and interest due, if:

         (1) The dissenter believes that the amount offered under Section 10-2B-
13.25 is less than the fair value of his or her shares or that the interest due is incorrectly calculated;

         (2) The corporation fails to make an offer under Section 10-2B-13.25 within 60 days after the date set for demanding payment; or

         (3) The corporation, having failed to take the proposed action, does not release the transfer restrictions imposed on shares within 60 days after date set for demanding payment.

    (b) A dissenter waives his or her right to demand payment under this section unless he or she notifies the corporation of his or her demand in writing under subsection (a) within 30 days after the corporation offered payment for his or her shares. (Acts 1994, No. 94-245, p. 343 Sec. 1.)

SEC. 10-2B-13.30. COURT ACTION.

    (a) If a demand for payment under Section 10-2B-13.28 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

    (b) The corporation shall commence the proceeding in the circuit court of the county where the corporation's principal office (or, if none in this state, its registered office) is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

    (c) The corporation shall make all dissenters (whether or not residents of this state) whose demands remain unsettled parties to the proceeding as in an action against their shares, and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided under the Alabama Rules of Civil Procedure.

    (d) After service is completed, the corporation shall deposit with the clerk of the court an amount sufficient to pay unsettled claims of all dissenters party to the action in an amount per share equal to its prior estimate of fair value, plus accrued interest, under Section 10-2B-13.25.

    (e) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

    (f) Each dissenter made a party to the proceeding is entitled to judgment for the amount the court finds to be the fair value of his or her shares, plus accrued interest. If the court's determination as to the fair value of a dissenter's shares, plus accrued interest, is higher than the amount estimated by the corporation and deposited with the clerk of the court pursuant to subsection (d), the corporation shall pay the excess to the dissenting shareholder. If the court's determination as to fair value, plus accrued interest, of a dissenter's shares is less than the amount estimated by the corporation and deposited with the clerk of the court pursuant to subsection
(d), then the clerk shall return the balance of funds deposited, less any costs under Section 10-2B-13.31, to the corporation.

    (g) Upon payment of the judgment, and surrender to the corporation of the certificate or certificates representing the appraised shares, a dissenting shareholder ceases to have any interest in the shares. (Acts 1994, No. 94-245, p. 343 Sec. 1.)

SEC. 10-2B-13.31. COURT COSTS AND COUNSEL FEES.

    (a) The court in an appraisal proceeding commenced under Section 10-2B-13.30 shall determine all costs of the proceeding, including compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 10-2B-13.28.

    (b) The court may also assess the reasonable fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

         (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 10-2B-13.20 through 10-2B-13.28; or

         (2) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

    (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefitted (Acts 1994, No. 94-245, p. 343 Sec. 1.)

SEC. 10-2B-13.32. STATUS OF SHARES AFTER PAYMENT.

    Shares acquired by a corporation pursuant to payment of the agreed value therefor or to payment of the judgment entered therefor, as in this chapter provided, may be held and disposed of by such corporation as in the case of other treasury shares, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange may otherwise provide. (Acts 1994, No. 94-245, p. 343 Sec. 1.)

                              JUST FOR FEET, INC.
                            7400 CAHABA VALLEY ROAD
                           BIRMINGHAM, ALABAMA 35242
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  FOR THE 1998 ANNUAL MEETING OF SHAREHOLDERS.
  The undersigned hereby appoints Harold Ruttenberg and Scott C. Wynne, or either of them, with power of substitution to each, the proxies of the undersigned to vote the Common Stock of the undersigned at the rescheduled Annual Meeting of Shareholders of JUST FOR FEET, INC. to be held on Friday, June 26, 1998 at 4:00 p.m. at the Wynfrey Hotel, 1000 Riverchase Galleria, Birmingham, Alabama, and any adjournment, postponement or rescheduling thereof:
  1. To ratify (i) the adoption of an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of stock from 25,002,667 shares to 75,000,000 shares, consisting of 70,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, and eliminating the authorized Series A Preferred Stock (the "Charter Amendment") and (ii) the issuance of shares of Common Stock in excess of the number authorized prior to giving effect to the Charter Amendment.
                  [_] FOR       [_] AGAINST       [_] ABSTAIN
  2. To consider a proposal to change the Company's state of incorporation from Alabama to Delaware through the merger of the Company into a wholly owned Delaware subsidiary of the Company.
                  [_] FOR       [_] AGAINST       [_] ABSTAIN
  3. To elect six (6) directors to serve until the next annual meeting of shareholders and until their successors are elected and have qualified.
  FOR all nominees                           WITHHOLD AUTHORITY
  listed below (except                       to vote for all
  as marked to the                           nominees listed
  contrary below) [_]                        below [_]
   HAROLD RUTTENBERG, BART STARR, SR., MICHAEL P. LAZARUS, RANDALL L. HAINES,
                     DAVID F. BELLET, EDWARD S. CROFT, III
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THE
                  NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

          -----------------------------------------------------------
  4. To vote in accordance with their best judgment with respect to any other matters that may properly come before the meeting.
                    (continued and to be signed on reverse)

  THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" EACH OF THE ABOVE PROPOSALS AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

                                                    DATED:___________________ ,
                                                    1998

                                                    ---------------------------

                                                    ---------------------------

                                                    PRINT
                                                    NAME(S):______________ ____

                                                    NOTE: When signing as an
                                                    attorney, trustee,
                                                    executor, administrator or
                                                    guardian, please give your
                                                    title as such. If a corpo-
                                                    ration or partnership,
                                                    give full name by
                                                    authorized officer. In the
                                                    case of joint tenants,
                                                    each joint owner must
                                                    sign.

   PLEASE DATE AND SIGN THIS PROXY EXACTLY AS NAME(S) APPEARS ON THE MAILING
                                     LABEL.